SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

UHF Incorporated
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computedpursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee as paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UHF INCORPORATED
c/o Unity Venture Capital Associates Ltd.
1270 Avenue of the Americas, New York, New York 10020

INFORMATION STATEMENT
(Dated November __, 2011)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. BY WRITTEN CONSENT IN LIEU OF A MEETING OF THE SHAREHOLDERS OF UHF INCORPORATED, HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE APPROVED (1) A ONE-FOR- FIVE REVERSE STOCK SPLIT OF OUR COMMON STOCK AND (2) AN AGREEMENT AND PLAN OF MERGER WITH OUR NEWLY FORMED DELAWARE WHOLLY-OWNED SUBSIDIARY PURSUANT TO WHICH WE WILL BE REINCORPORATED IN DELAWARE.  A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

Introduction

           This Information Statement is being furnished on or about the date first set forth above to holders of record as of the close of business on November __, 2011 (the "Record Date") of the common stock, par value $.001 per share ("Common Stock"), of UHF Incorporated, a Michigan corporation (“UHF,” "we, "our" or the "company"), in connection with the following corporate actions:

(1)
A one-for-five (1-for-5) reverse stock split of our outstanding shares of common stock, with special treatment for certain of the Company's  stockholders to preserve round lot stockholders (the “Reverse Stock Split”); and

(2)
The merger of UHF with and into its newly-formed wholly-owned  subsidiary, UHF Incorporated, a Delaware corporation (“Newco”), pursuant to an Agreement and Plan of Merger dated November __, 2011 (the “Merger Agreement”), annexed as Appendix A hereto, as a result of which our state of incorporation will be changed from Michigan to Delaware (the “Reincorporation Merger”).

On November __, 2011, the Reverse Stock Split and Reincorporation Merger were unanimously approved by our Board of Directors and by holders of 46,849,498 shares of our common stock, representing approximately 93.7% of the 50,000,000 outstanding shares of our common stock on that date, by written consent of shareholders in lieu of a special meeting of shareholders (the “Shareholder Consent”).  The Shareholder Consent was signed by the following shareholders:

Name of Shareholder	Number of Shares Owned
Lawrence Burstein	9,369,896
Frontera Holdings Limited Partnership	9,369,893
Wit Services Global Inc.	9,369,893
Peter van Voorst Vader	9,369,893
Nissen Holdings & Co., Ltd.	9,369,893

Approval of the Reverse Stock Split and Reincorporation Merger by a written consent in lieu of a meeting of shareholders signed by the holders of a majority of our outstanding shares of common stock is sufficient under Section 407.1 of the Michigan Business Corporation Act and Article VI of our Articles of Incorporation. Accordingly, no proxy of our shareholders will be solicited for a vote on the Reverse Stock Split and Reincorporation Merger and this Information Statement is being furnished to shareholders solely to provide them with certain information concerning the Reincorporation Merger in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including particularly Regulation 14C. In accordance with Regulation 14C, the Reverse Stock Split and the Reincorporation Merger will not be effected prior to the 21st day after this Information Statement is mailed to shareholders of record as of the Record Date.

Reverse Stock Split

Under its Articles of Incorporation, as amended, UHF is authorized to issue 50,000,000 shares of common stock. As of November __, 2011, all 50,000,000 authorized shares of UHF common stock were outstanding. As a result of the Reverse Stock Split, each five shares of UHF common stock outstanding on the date the Reverse Stock Split is effected will be converted into one fully paid and non-assessable share of UHF common stock. No fractional shares will be issued; however, holders of less than 500 shares of UHF common stock will receive 100 shares of UHF common stock to preserve round lot holders.

         The Reverse Stock Split will change neither the number of authorized shares of UHF common stock nor the par value per share of UHF common stock.  None of the rights of the  UHF common  stock are being  changed as a result of the  Reverse  Stock Split and, therefore,  the rights of the  holders of UHF common  stock will  remain  unchanged, including  the right of one vote for each  share of UHF common  stock in any  action requiring  a vote of the  holders  of UHF common  stock,  the  right to  liquidation proceeds after any preference  shares,  and the right to receive  dividends when and if declared by our Board of Directors.

         We are not proposing to reduce the amount of authorized shares of UHF common stock in connection with the Reverse Stock Split.  Following the Reverse Stock Split, there will be approximately 10,472,723 shares of  UHF common  stock  outstanding.  With 50,000,000 shares of UHF common stock authorized for issuance, we will have unissued shares for future issuance.

         Shareholders  do  not  have  any  dissenter  or  appraisal   rights  in connection  with the  Reverse  Stock Split.  There will be no change in the number of shareholders as a result of the Reverse Stock Split. There is no intention to take our company private because of the Reverse Stock Split or otherwise.

Special Treatment of Shareholders Holding Less Than 500 Shares

         Our  Board  of  Directors   approved  special  treatment  of shareholders  as of  the  Effective  Time  (as  defined  in the  Certificate  of Amendment to Articles of Incorporation, as amended,  attached hereto as Appendix B) holding  less than 500 shares but at least 250 shares of common stock to prevent those shareholders  from  holding less than 100 shares  after the Reverse  Stock Split.  The special treatment is being afforded to preserve round lot shareholders (i.e., holders owning at least 100 shares).

         Accordingly, shareholders holding less than 500 shares but at least 250 shares as of the Effective Time, and who continue to hold such shares as of the effective date of the Reverse Stock Split ("Eligible Holders"), will receive 100 shares of common stock after the Reverse Stock Split.  The result of this special treatment is that more shares of common stock will be outstanding than if the Reverse Stock Split identically affected all shareholders.

         No fractional shares will be issued for any fractional share interest created by the Reverse Stock Split.

Reasons for Reverse Stock Split and Special Treatment

We are a shell company (as defined in Rule 12b-2 under the Exchange Act). We are seeking to acquire an operating business.  All 50,000,000 shares of our authorized common stock are issued and outstanding. Since there are no authorized but unissued shares of common stock available for issuance, we are not able to acquire an operating business by issuing shares of our capital stock.

The market price of our common stock has ranged from $0.05 to $0.11 since October 1, 2010, although trading has been sporadic and limited in volume. The closing price of a share of our common stock on October 28, 2011 was $0.10. Our Board of Directors believes the recent per share price of the common stock may have an adverse effect on the marketability of its existing shares and the amount and percentage of transaction costs paid by individual shareholders.

           In addition, our Board of Directors believes that the Reverse Stock Split may be advantageous to the Company and its shareholders, because it may provide the opportunity for higher share prices based upon fewer shares outstanding.  Moreover, most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts.  Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks.  Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive.  The brokerage commissions on the purchase or sale of lower priced stocks also may represent a higher percentage of the price than the brokerage commission on higher priced stocks.

           As a general rule,  potential  investors  who might  consider  making investments  in our  company  may be  unwilling  to do so when the company has a large number of shares issued and  outstanding  with little or no  stockholders' equity.  In other words, the "dilution" which new investors would suffer would discourage them from investing, as a general rule of experience.  A reduction in the total outstanding shares may, without any assurance, make our company's capital structure more attractive.

           Furthermore, although our ability to ultimately qualify for a listing on a national securities exchange depends upon the acquisition or development of a profitable operating business, our Board of Directors believes that it is in the interests of our company to adjust its capital  structure  in the  direction of  conformity  with the structural requirements of a national securities exchange such as The Nasdaq Stock Market, including the minimum price per share and the number of round lot shareholders. At the current date, even with the proposed changes, our company would not meet the listing criteria of the Nasdaq Stock Market. Additionally, the listing requirements of the Nasdaq Stock Market may change.  There  is  no  assurance  that  the  proposed  changes  will  meet  the requirements  for or any other  exchange  when, and if, our company is otherwise qualified. There is no assurance that we will ever qualify for a listing on the Nasdaq Stock Market or any other national securities exchange.

           There is no assurance that any effect on the price of our common stock will result, or that the market price for our common stock, immediately or shortly after the Reverse Stock Split becomes effective, will rise, or that any rise which may occur will be sustained.  Market conditions obey their own changes in investor attitudes and external conditions.  Our company is proposing  the  steps  it  deems  calculated to be attractive  to  the  market;  however,  the  Company  cannot  control  the  market's  reaction. Further, there can be no assurance given that a higher market price, if it occurs as a result of the Reverse Stock Split, will encourage more broker-dealers or investors to become involved in UHF’s common stock.

           It also should be noted that the liquidity of UHF’s common stock might be adversely affected by the Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split. However, our Board of Directors anticipates that the expected  higher market price as a result of the Reverse Stock Split will reduce,  to some extent,  the negative  effects on the liquidity and marketability of  UHF’s common stock inherent in some of the policies and practices of institutional  investors and brokerage houses described above.

Effect of Reverse Split

         The following table sets forth the effect of the Reverse Stock Split and the special treatment being afforded to Eligible Holders to preserve round lot shareholders.

Number of Shares Held by Shareholder	Number of Shares Held by Shareholder
Prior to Reverse Stock Split (1)	After Reverse Stock Split

249 shares	49 shares

Less than 500 shares but at least 250 shares	100 shares

500 shares	100 shares

1,000 shares	200 shares

10,000 shares	2,000 shares

100,000 shares	20,000 shares

150,000 shares	75,000 shares
(1) Assumes such holder is an Eligible Holder as described above.

           Under the Reverse Stock Split, the number of authorized shares of UHF common stock will not be reduced.  This will increase significantly the ability of our Board of Directors to issue authorized and unissued shares of UHF common stock without further shareholder action.  The issuance in the future of such additional authorized shares of UHF common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of UHF common stock.  The effective increase in the number of authorized but unissued shares of UHF common stock may be construed as having an anti-takeover effect by permitting the issuance of UHF common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions our Articles of Incorporation, as amended, or bylaws.

Because Eligible Holders holding less than 500 shares but at least 250 shares of UHF common stock as of the  Effective  Time of the Reverse Stock Split will  receive 100 shares of UHF common stock after the Reverse Stock Split,  the Reverse Stock Split will not  increase the number of  shareholders  who own "odd lots" of less than 100  shares of  common  stock.  Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 shares or more.  We  also  incur  added  administrative  costs for holders  who only hold a few shares of UHF common  stock,  including  transfer  agent fees and  stockholder mailing costs. Further, we will not suffer any reduction in current round lot holders which will assist us in meeting certain listing requirements of The Nasdaq Stock Market and the other national securities exchanges, when or if we qualify.

In addition, because Eligible Holders holding less than 500 shares but more than 250 shares of UHF common stock as of the Effective Time of the Reverse Stock Split will receive 100 shares of UHF common stock after the Reverse Stock Split, the Reverse Stock Split will not affect all shareholders uniformly and will adversely affect the percentage ownership interest of shareholders holding less than 250 shares or 500 or more shares of common stock.  Because of the special treatment afforded those shareholders holding less than 500 shares, proportionate voting rights and other rights and preferences of the holders of common stock who hold 500 or more shares of common stock, also will be adversely affected by the Reverse Stock Split. This special treatment will result in more shares of common stock being outstanding than if all shareholders were identically affected by the Reverse Stock Split.

No Exchange of Stock Certificates Required

         Upon the Reverse Stock Split becoming effective, shareholders (at their option and at their expense) may exchange their stock certificates representing pre-Reverse Stock Split shares of UHF common stock for new certificates representing post-Reverse Stock Split shares of UHF common  stock.  Shareholders are not required to exchange their stock certificates.  No new certificates will be issued to a shareholder until such shareholder has  surrendered  such  shareholder's  outstanding   certificate(s) together  with the  properly  completed  and  executed  letter  of  transmittal.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

Accounting Consequences

         Upon the Reverse Stock Split becoming effective, the par value per share of UHF common stock would remain unchanged at $0.001 per share.  As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company's balance sheet attributable to the UHF common stock will be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The net income or loss and net book value per share of UHF common stock will be increased because there will be fewer shares of UHF common stock outstanding.  It is not anticipated that any other accounting consequences would arise as a result of the Reverse Stock Split.

Required Consent

           On November __ 2011, the Reverse Stock Split was approved by the written consent of holders of approximately 93.7% of the UHF common stock. The approval of the Reverse Stock Split requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. As such, no vote or further action of the shareholders of our company is required to approve the Reverse Stock Split.  You are hereby being provided with notice of the approval of the Reverse Stock Split by written consent of the holders of a majority of the UHF common stock.

           Promptly  after the  twentieth  day  after  the date  this  Information Statement has first been sent to  shareholders,  we intend to file the Certificate of Amendment  to  the  Articles of Incorporation, as amended, in the form annexed hereto as Appendix B, with the  Michigan Department of Licensing and Regulatory Affairs, Bureau of Commercial Services in accordance with Section 631 of the Michigan Business Corporation Act (“MBCA”) to effect the Reverse Stock Split.

Reincorporation Merger

The Reincorporation Merger will effect a change in the legal domicile of UHF and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." However, the Reincorporation Merger will not result in any change in headquarters, business, management, location of our offices, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation Merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the Reincorporation Merger and will assume identical positions with Newco. There will be no employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of UHF in the Reincorporation Merger as a result of the reincorporation. Upon the effective time of the Reincorporation Merger, your shares of UHF common stock will be converted into an equal number of shares of common stock of Newco and such shares will trade on the OTCBB under the symbol "____."

Reasons for the Reincorporation

With the anticipated growth of our company following the acquisition of an operating business and recent changes in the composition of our management and Board of Directors, our Board of Directors believes that it will be beneficial to our company and its shareholders to obtain the benefits of Delaware corporate law for the reasons set forth below.

 Predictability and Flexibility of Delaware Law

For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.  Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs.

The General Corporation Law of the State of Delaware (the "DGCL") is frequently revised and updated to accommodate changing legal and business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs, with multiple cases concerning areas that no Michigan court has considered. Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Michigan, do not have a specialized judiciary over matters relating to corporate issues.

              Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

 Increased Ability to Attract and Retain Qualified Directors

              Reincorporation from Michigan to Delaware also may make it easier to attract future candidates willing to serve on our Board of Directors, because many of such candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

              Both Michigan and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances.  The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties.  The amount of time and money required to respond to such claims and to defend such litigation can be substantial.  It is our desire to reduce these risks to our directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved.  Our Board of Directors believe that, in general, Delaware law provides greater protection to directors than Michigan law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Michigan law.

Well Established Principles of Corporate Governance

              There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board such as under the business judgment rule and other standards.  We believe that our shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

Interest of our Directors, Officers and Certain Other Shareholders in the Reverse Stock Split and the Reincorporation Merger

Each of the shareholders signing the Shareholder Consent has entered into a subscription agreement with UHF to purchase an additional 93,703 shares of common stock for a total purchase price of $3,000 (or $0.0032 per share) and an Option Agreement with another individual pursuant to which that individual has the right to purchase up to 145,758 shares of common stock from such shareholder for a total purchase price of $4,666.59 (or $0.0032 per share) at any time after the Reincorporation Merger and prior to October 1, 2016 (the “Option”).

Omar Cunha, a director and President of UHF, Lawrence Burstein, a director and Treasurer and Secretary of UHF, and Peter van Voorst Vader and Sidney Levy, each a director of UHF, are the beneficial owners of an aggregate of 37,479,575 shares of common stock, representing approximately 75% of our outstanding shares of common stock, voted in favor of the Reverse Stock Split and the Reincorporation Merger by the Shareholder Consent. As a result of the Reverse Stock Split, we will have available for issuance almost [40,000,000] shares of UHF common stock for issuance without further shareholder approval.

Our directors may benefit from reincorporation in Delaware.  Delaware law may increase our directors' abilities to defeat a takeover bid, may increase the range of permitted indemnification for directors, may limit the shareholders' ability to remove directors, and may reduce directors' potential personal liability, among other things.  Our board, in approving the transaction may have different interests than our shareholders.  Our board, our management and their affiliated shareholders may have different interests than our unaffiliated shareholders.

Anti-takeover Implications

Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise.  In the discharge of its fiduciary obligations to its shareholders, the board has evaluated our vulnerability to potential unsolicited bidders. In the course of such evaluation, the board has considered or may consider in the future certain defensive strategies designed to enhance the board's ability to negotiate with an unsolicited bidder.  These strategies include, but are not limited to, the adoption of a severance plan for our management and key employees which becomes effective upon the occurrence of a change in control, the establishment of a staggered board of directors, the elimination of the right to remove a director other than for cause, and the authorization of preferred stock, the rights and preferences of which may be determined by the board.  Several of these measures will be adopted as part of the reincorporation.  It should also be noted that the establishment of a classified board of directors also can be undertaken under MBCA.

Section 203 of the DGCL restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an "interested stockholder," unless the board approves the business combination.

Newco

        Newco, our wholly owned subsidiary, was incorporated under the DGCL on November __, 2011 under the name "UHF Incorporated," exclusively for the purpose of merging with the Company. The address and phone number of Newco’s principal office are the same as those of UHF.  Prior to the reincorporation merger, Newco will have no material assets or liabilities and will not have carried on any business.

        Upon completion of the Reincorporation Merger, the rights of the stockholders of Newco will be governed by the DGCL and the certificate of incorporation and the bylaws of Newco (the "Delaware Certificate of Incorporation" and the "Delaware Bylaws," respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this information statement as Annexes C and D, respectively.

The Merger Agreement

        The Merger Agreement provides that we will merge with and into Newco, with Newco being the surviving corporation. Pursuant to the Merger Agreement, Newco will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of Newco for identical terms of office.

        At the effective time of the Reincorporation Merger, each outstanding share of common stock, automatically will be converted into one share of common stock, par value $0.001, of Newco ("Delaware common stock"). You will not have to exchange your existing stock certificates of the Company for stock certificates of Newco. However, after consummation of the Reincorporation Merger, any shareholder desiring a new form of stock certificate (at their option and at their expense) may submit the existing stock certificate to Newco’s transfer agent for cancellation, and obtain a new Delaware form of certificate.

        At the effective time of the Merger, the Delaware common stock will be quoted on the OTCBB.

        The Merger Agreement was unanimously approved by the board of directors of our company and by the holders of a majority of the outstanding shares of UHF common stock and by the board of directors of Newco and by our company, as the sole stockholder of Newco.

        The Merger Agreement may be terminated and abandoned by action of the board of directors of our company at any time prior to the effective time of the Reincorporation Merger, if the board of directors of our company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of our company and its shareholders.

Effective Time

           It is anticipated that the Reincorporation Merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Michigan Department of Licensing and Regulatory Affairs, Bureau of Commercial Services in accordance with Section 707 of the MBCA and the filing of the Certificate of Merger with the Secretary of State of Delaware in accordance with §252 of the DGCL.

Required Consent

           On November __ 2011, the Reincorporation Merger was approved by the written consent of holders of approximately 93.7% of the UHF common stock. The approval of the Reincorporation Merger requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. As such, no vote or further action of the shareholders of the Company is required to approve the Reincorporation Merger.  You are hereby being provided with notice of the approval of the Reincorporation Merger by written consent of the holders of a majority of the UHF common stock.

           Following the filing of the Certificate of Amendment to our Articles of Incorporation, as amended, effecting the Reverse Stock Split with the Michigan Department of Licensing and Regulatory Affairs, Bureau of Commercial Services, the Company and Newco intend to file Certificates of Merger with the Michigan Department of Licensing and Regulatory Affairs, Bureau of Commercial Services  in accordance with Section 707 of the MBCA and with the Office of the Secretary of State of Delaware in accordance with Section 252 of the DGCL.

Comparison of Shareholder Rights Before and After the Reincorporation Merger

           Because of differences between the MBCA and the DGCL, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company's shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the MBCA and the DGCL, the Articles of Incorporation of the Company (the "Michigan Articles of Incorporation") and the Bylaws of the Company (the "Michigan Bylaws") and the Delaware Certificate of Incorporation and the Delaware Bylaws. In addition to the changes described below, certain technical changes have been made to the Delaware Certificate of Incorporation and Delaware Bylaws in comparison to the Michigan Articles of Incorporation and Michigan Bylaws to reflect non-material differences between the DGCL and the MBCA. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the MBCA, the Michigan Articles of Incorporation, the Michigan Bylaws, the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

Authorized Capital Stock

     UHF’s Articles of Incorporation authorize us to issue up to 50,000,000 shares of common stock, $0.001 par value.

     The Certificate of Incorporation of Newco provides for 50 million authorized shares of common stock, par value $.001, and one million shares of preferred stock, par value $.001.  The shares of Newco common stock have all of the rights, preferences and limitations of shares of common stock stated in the DGCL.  The board of directors of Newco may provide by resolution to authorize the issuance of preferred shares in one or more series with such limitations and restrictions as it may determine, in its sole discretion, with no further authorization by security holders required for the issuance thereof. The Board may determine the specific terms of the preferred stock, including: designations; preferences; conversion rights; cumulative, relative; participating; and optional or other rights, including: voting rights; qualifications; limitations; or restrictions of the preferred stock.

The issuance of preferred stock may adversely affect the voting power and other rights of the holders of common stock. Preferred stock may be issued quickly with terms calculated to discourage, make more difficult, delay or prevent a change in control of our company or make removal of management more difficult. As a result, the Board of Directors' ability to issue preferred stock may discourage the potential hostile acquirer, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquirer may result in terms more favorable to us and our stockholders. Conversely, the issuance of preferred stock may adversely affect any market price of, and the voting and other rights of the holders of the common stock.

Monetary Liability of Directors

     The Articles of Incorporation of UHF and the Certificate of Incorporation of Newco both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states.

Power to Call Special Shareholders' Meetings

     Under the MBCA, a special meeting of shareholders may be called by the board of directors, or by officers, directors or shareholders as provided in the bylaws. Under UHF’s Bylaws, unless otherwise prescribed by statute, a special meeting of shareholders may be called by the President or by the Board of Directors, and shall be called by the President upon the request of shareholders who hold at least 30% of the outstanding shares of common stock.

     Under the DGCL, a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. The Bylaws of Newco provide that a special meeting of stockholders may be called by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, and shall be called by the President or the Secretary upon one or more written demands by the holders of shares representing not less than twenty percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting.

Actions By Written Consent of Shareholders

     Under Michigan and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting.  Under the MBCA, shareholders of a Michigan corporation may act by written consent of shareholders having not less than the minimum number of votes necessary to authorize or take the action at a meeting of shareholders, if the Articles of Incorporation so provide, and the Articles of UHF include such authorization. The DGCL authorizes shareholders of a Delaware corporation to take action by written consent of stockholders having not less than the minimum number of votes necessary to authorize or take such action at a meeting of stockholders, unless the certificate of incorporation provides otherwise. Under the MBCA and the DGCL, prompt written notice of the action(s) taken by written consent of shareholders must be given to shareholders entitled to notice and to vote on such actions that did not sign the consent.

Approval of Certain Business Combinations

     Delaware.  Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an "interested stockholder."  With certain exceptions, an "interested stockholder" is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only).  The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.  A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203.  Newco has not opted out of Section 203.

     Michigan.  Chapter 7A of the MBCA provides that business combinations between a Michigan corporation which is subject to Chapter 7A and a beneficial owner of 10% or more of the voting power of such corporation require an advisory statement from the board of directors and the approval by an affirmative vote of at least 90% of the votes of each class of stock entitled to be cast and at least two-thirds of the votes of each class of stock entitled to be cast other than shares owned by such 10% owner.  Such requirements will not apply if (i) the corporation's board of directors approves the transaction prior to the time that the 10% owner becomes such, or (ii) the transaction satisfies certain fairness standards, certain other conditions are met and the 10% owner has been such for at least five years.

     Chapter 7B of the MBCA provides that "control shares" of a corporation subject to Chapter 7B that are acquired in a control share acquisition have no voting rights except as granted by the corporation.  "Control shares" are shares that, when added to all shares previously owned by a shareholder, increase such shareholder's voting stock to 20% or more, 33 1/3% or more, or a majority of the outstanding voting power of the corporation.  A control share acquisition must be approved by a majority of the votes cast by the corporation's shareholders entitled to vote, excluding shares owned by the acquirer and certain officers and directors.

     Number of Directors. The By-laws of UHF provide for seven directors. Newco’s By-laws provide for a flexible Board consisting of not less than three directors, as fixed from time to time by resolution of the Board.

     Classified Board.  The By-laws of UHF provide for a board of directors divided into three classes, with directors of each class serving a term of three years. Newco’s By-laws do not provide for a classified board of directors. Each director is elected for a term of one year. Classified boards are generally used to make it more difficult for an unwanted suitor to obtain control of the board of directors, and may not be consistent with maximizing share value.

     Amendment of By-laws. Under the MBCA, the shareholders or the board may amend or repeal the bylaws or adopt new bylaws, unless the articles of incorporation or bylaws provide that the power to adopt new bylaws is reserved exclusively to the shareholders or that the bylaws or any particular bylaw shall not be altered or repealed by the board. The By-laws of UHF do not permit the Board to amend the provisions of the By-laws relating to compensation of Board members, the number of members of the Board or for amending the By-laws.

      Under the DGCL, the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote, except that any corporation may in its certificate of incorporation confer the power to adopt, amend or repeal bylaws upon the directors; however, the fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. The certificate of incorporation of Newco provides that the Board of Directors is authorized to adopt, amend or repeal the By-laws of Newco, provided that the power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Bylaws adopted by the holders of common stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of common stock.  Newco’s By-laws confers upon the Board the power to adopt, amend or repeal the Bylaws, but states that such power may be limited by an amendment to the Certificate of Incorporation or an amendment to the Bylaws adopted by the holders of common stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of common stock.

Limitation of Liability

     The MBCA and the DGCL permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty.  There are nonetheless certain differences between the laws of the two states respecting limitation of liability which are summarized below.

      Michigan.  UHF’s Articles of Incorporation limit the liability of directors to the corporation or its shareholders to the fullest extent permitted by Michigan law.  Under the MBCA, directors of a corporation which includes such an exculpatory provision in its Articles of Incorporation are not personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for:  (a) the amount of a financial benefit received by a director to which he or she is not entitled; (b) intentional infliction of harm on the corporation or the shareholders; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions or loans to directors, officers or employees contrary to Michigan law; or (d) an intentional criminal act.

     Delaware.  The Certificate of Incorporation of  Newco eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future.  Under Delaware law, such provision may not eliminate or limit director monetary liability for:  (a) any breach of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) any transactions in which the director received an improper personal benefit.  Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the corporation or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

 Indemnification

     The MBCA and the DGCL have similar provisions respecting indemnification by a corporation of its officers, directors, employees and other agents.  There are nonetheless certain differences between the laws of the two states respecting indemnification, which are summarized below.

      Michigan law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise.  Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation.  Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.  Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law and Michigan law if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification.  In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of' its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     Michigan law permits a Michigan corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by Michigan law.  Neither UHF’s Articles of Incorporation nor its By-Laws provide for indemnification of or insurance for its directors or officers.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute.  By contrast to Michigan law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances.  Limitations on indemnification may be imposed by a court, however, based on principles of public policy.  Newco’s certificate of incorporation and by-laws provide for indemnification of directors and officers, and for advancement of expenses incurred in defending against a claim or action, to the fullest extent permitted by applicable law.

Inspection of Shareholder List

     Both the DGCL and the MBCA allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder.  Delaware law provides for inspection rights as to a list of shareholders entitled to vote at a meeting within a ten day period preceding a shareholders' meeting for any purpose germane to the meeting.  Under Michigan law, the shareholders' list need only be prepared in time for, and be available for inspection at, the relevant shareholders meeting.

Dividends and Repurchases of Shares

     The concepts of par value, capital and surplus exist under Delaware law. Michigan law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like.

     Delaware.  Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.  In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     Michigan.  A Michigan corporation may not pay dividends or make any other distribution to its shareholders if, after giving effect to the payment, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's assets would be less than its liabilities plus, unless the articles of incorporation permit otherwise, the amount required, if the corporation were to be dissolved at the time of distribution, to satisfy preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Shareholder Voting

     Both Delaware and Michigan law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

     Delaware.  Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the transaction agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     Michigan.  Michigan law contains a similar exception to its voting requirements for reorganizations.  Unless required by the articles of incorporation or the transfer of assets is not in the usual and regular course of business as conducted by the corporation, action by shareholders of the surviving corporation on a plan of merger is not required if: (a) the articles of incorporation of the surviving corporation will not differ from its articles of incorporation before the merger; and (b) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger.

Appraisal Rights

     Under both Michigan and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Michigan.  Michigan law excludes appraisal rights for certain corporate actions (a) where the shares are listed on a national securities exchange or designated as national market system securities on an interdealer quotation system by the National Association of Securities Dealers, Inc. and (b) in certain transactions where shareholders receive cash or shares that satisfy the requirements of clause (a).

     Delaware.  Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available:  (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or the Nasdaq National Market or are held of record by more 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or the Nasdaq National Market or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporation; or (c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

Dissolution

     Under Michigan law, upon recommendation of the board of directors, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution.

     Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote thereon.  If the dissolution is initially approved by the board of directors the dissolution may be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote (unless the corporation's certificate of incorporation provides for a supermajority voting requirement on dissolution). Newco’s Certificate of Incorporation does not contain such a supermajority voting requirement.

Interested Director Transactions

     Under both Delaware and Michigan law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met.  With certain minor exceptions, the conditions are similar under Delaware and Michigan law.

Shareholder Derivative Suits

     Under both Delaware and Michigan law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

No Exchange of Stock Certificates Required

         At the Effective Time of the Reincorporation Merger, shareholders (at their option and at their expense) may exchange their stock certificates representing shares of UHF common stock for new certificates representing Delaware shares of common stock.  Shareholders are not required to exchange their stock certificates.  No new certificates will be issued to a shareholder until such shareholder has  surrendered  such  shareholder's  outstanding   certificate(s) together  with the  properly  completed  and  executed  letter  of  transmittal.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

Federal Income Tax Consequences of the Reincorporation Merger

        The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of UHF common stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations. Accordingly, holders of common stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

        The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

        We believe that the reincorporation merger and the resulting reincorporation of the Company from Michigan to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of common stock upon consummation of the reincorporation merger; (ii) the aggregate tax basis of shares of Delaware common stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of common stock exchanged in the reincorporation merger; and (iii) the holding period of the shares of Delaware common stock received in the reincorporation merger will include the period for which shares of common stock were held.

Securities Act Consequences

     The shares of Newco to be issued in exchange for our shares of common stock are not being registered under the Securities Act of 1933, as amended (the "Securities Act").  In that respect, Newco is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of the securities for purposes of the Securities Act.  After the Merger, Newco will be a publicly held company, its common stock will be traded, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided.  Shareholders whose stock in UHF is freely tradable before the Merger will continue to have freely tradable shares of Newco.  Shareholders holding restricted securities of UHF will be subject to the same restrictions on transfer as those to which their present shares of stock in UHF are subject.  In summary, Newco and its stockholders will be in the same respective positions under the federal securities laws after the Merger as were UHF and its shareholders prior to the Merger.

Accounting Treatment of the Reincorporation Merger

        The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and Newco will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Securities and Exchange Commission on forms 10-K and 10-Q, among others, as of and for all periods through the date of this information statement, will be treated as the financial statements of Newco.

Dissenters' Rights

        Summarized below are the dissenters' rights of the holders of UHF common stock and the statutory procedures required to be followed in order to perfect such rights. A copy of Sections 761 through 774 of the MBCA, which are the provisions governing dissenters' rights under the MBCA, is attached to this Information Statement as Annex E. The following summary is qualified in its entirety by reference to Sections 761 through 774 of the MBCA, and such Sections should be reviewed carefully by holders of UHF common stock. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters' rights by the dissenting shareholder.

        A record holder of UHF common stock may assert dissenters' rights as to fewer than all of the shares of UHF common stock registered in such record holder's name only if the record holder dissents and does not vote in favor of the proposals with respect to all shares of UHF common stock beneficially owned by any one person and causes UHF to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters' rights.

        A beneficial holder of UHF common stock may assert dissenters' rights as to the shares held on such beneficial shareholder's behalf only if the beneficial holder causes UHF to receive the record holder's written consent to the dissent not later than the time the beneficial holder asserts dissenters' rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the Reincorporation Merger with respect to all shares of UHF common stock owned by the beneficial holder.

        If a holder of UHF common stock wishes to dissent, such holder must deliver to UHF written notice of such holder’s intention to demand payment for such holder’s shares of UHF common stock if the Reincorporation Merger is effectuated in the form of Appendix F to this Information Statement, together with the certificates representing such holder’s shares of UHF common stock. All such notices must be received by UHF no later than November __, 2011 and should be addressed to UHF, c/o Unity Venture Capital Associates Ltd., 1270 Avenue of the Americas, New York, New York 10020, Attention: Secretary.

        We will pay to the holder of common stock, if eligible, and if it has validly exercised its dissenters' rights under Sections 767 of the MBCA, the amount we estimate is the fair value of the dissenting holder's shares plus interest at the rate of one percent (1%) per annum from the effective date of the Reincorporation Merger until the payment date. We also will provide the information required by Section 769(2) of the MBCA to the dissenting owner of UHF common stock entitled to receive payment.

        If the holder of shares of common stock has validly exercised dissenters' rights under Section 767 of the MBCA and believes that (i) the amount offered or paid is less than the fair value of such holder's shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder's estimate of the fair market value of such holder's shares and the amount of interest due and demand payment of such estimated amount, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder's demand for payment.

Security Ownership of Certain Beneficial Owners and Management

             The following table sets forth, as of November __, 2011, and after giving effect to the Reverse Stock Split, the number of shares of our common stock beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors and executive officers and (iii) all of our officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using beneficial ownership concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be the beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose, or to direct the disposition of, of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of this report have been exercised. Except as noted below, each person has sole voting and investment power. As of November __, 2011, we had outstanding 50,000,000 shares of common stock. The address of all of the shareholders named below is c/o UHF Incorporated,c/o Unity Venture Capital Associates Ltd., 1270 Avenue of the Americas, New York, New York 10020.

Name of Shareholder	Amount and Nature of Beneficial Ownership			Percent of Class
Our Directors and Executive Officers:	Before Reverse Split	After Reverse Split		Before	After (2)
Omar Cunha	9,369,893	1,967,681	(1)	18.74%	18.79%
Lawrence Burstein	9,369,896	1,967,682	(1)	18.74%	18.79%
Peter van Voorst Vader	9,369,893	1,967,681	(1)	18.74%	18.79%
Sidney Levy	9,369,893	1,967,681	(1)	18.74%	18.79%
Vincent J. McGill	0	0		-	-

All Directors and Executive Officers as a group	37,479,575	7,870,724	(1)	74.96%	75.16%
Other Owners of More than 5% of Common Stock:
Nissen Holdings & Co., Ltd.	9,369,893	1,967,681	(1)	18.74%	18.79%
_____________
* Selmo Nissenbaum is the president and sole shareholder of Nissen Holdings & Co., Ltd. and has sole voting and dispositive power with respective to the shares owned by Nissen Holdings & Co., Ltd.

(1) Includes 93,703 shares acquired pursuant to a subscription agreement subject to the completion of the Reverse Stock Split and the Reincorporation Merger for a purchase price of $0.032 per share.

(2) Assumes 10,472,723 shares outstanding after giving effect to the reverse stock split and the special treatment for holders of less than 500 shares but at least 250 shares.

Available Information

           We file annual, quarterly and periodic reports, proxy statements and other information with the SEC. These filings are available to the public on the Internet at the SEC's web site, http://www.sec.gov. The SEC's web site contains reports, proxy statements and other information regarding issuers, like us, that file these reports, statements and other documents electronically with the SEC.  You can also read and copy any document we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the SEC's Public Reference Section at that address. Please call the SEC at 1-800-SEC-0330 for further information regarding the operation of the Public Reference Room.

November__, 2011                                       By order of the Board of Directors,

                                                                        Lawrence Burstein
                                                                        Secretary

ANNEX A
AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of November __, 2011, is entered into between UHF Incorporated, a Michigan corporation (the "Company") and UHF Incorporated, a Delaware corporation and a wholly owned subsidiary of the Company ("Newco").

Preliminary Statement
The Company, whose shares of common stock are registered under Section 12(g) of the Securities Act of 1934, as amended (the “Exchange Act”), and quoted on the Bulletin Board, desires to reincorporate as a Delaware corporation and change its capital structure.  The Company has formed Newco in order to effect the reincorporation.

The board of directors of each of the Company and Newco deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Newco, and that Newco be the surviving corporation (the "Reincorporation Merger").  The principal shareholders of the Company, owning a majority of the outstanding shares of common stock of the Company, have executed a written consent  in favor of the Reincorporation Merger in lieu of a special meeting of shareholders in accordance with Section 407 (1) of the Michigan Business Corporation Act and Article VI of the Company’s Articles of Incorporation, as amended.

                 NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME

        1.1.    The Reincorporation Merger.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Newco whereupon the separate existence of the Company shall cease. Newco shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the "DGCL") and in the Michigan Business Corporation Act, as amended (the "MBCA") and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

        1.2.    Effective Time.    Provided that the conditions set forth in Section 5.1 have been fulfilled in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and Newco shall cause Articles of Merger to be executed and filed with the Michigan Department of Licensing and Regulatory Affairs, Bureau of Commercial Services (the "Michigan Articles of Merger") and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the "Delaware Certificate of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Michigan Articles of Merger and the Delaware Certificate of Merger, but in no event prior to the 20th day after the Information Statement referred to in Section 5.2 is first distributed to the shareholders of the Company (the "Effective Time").

ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

        2.1.    The Certificate of Incorporation.    The certificate of incorporation of Newco in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

        2.2.    The Bylaws.    The bylaws of Newco in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

        3.1.    Officers.    The officers of Newco at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

        3.2.    Directors.    The directors of Newco at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV
EFFECT OF MERGER ON CAPITAL STOCK

        4.1.    Effect of Merger on Capital Stock.    At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Newco or the shareholders of the Company:

(a)   Each share of common stock of the Company, par value $0.001 [other than shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Article 113 of the Michigan Business Corporation Act, as amended (the "MBCA")], outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.001, of Newco ("Delaware common stock"), with the same rights, powers and privileges as the shares so converted and all shares of common stock of the Company shall be cancelled and retired and shall cease to exist.

(b)   Each option, warrant, or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of Newco, and (ii) in the case of securities to acquire common stock, converted into the right to acquire the number of shares of Delaware common stock that were acquirable pursuant to such option, warrant, or other security at the Effective Date.  The same number of shares of Delaware common stock shall be reserved for purposes of the exercise of such options, warrants, or other securities as is equal to the number of shares of the common stock so reserved as of the Effective Time.

 (c)   Each share of Delaware common stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

        4.2.    Certificates.    At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of common stock (other than Dissenting Shares), options, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Delaware common stock, options, warrants, or other securities of Newco, as the case may be, into which the shares of common stock, options, warrants, or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware common stock, options, warrants, or other securities of Newco, as the case may be, evidenced by such outstanding certificate, as above provided.

         4.3    Dissenters' Rights.    No Dissenting Shareholder shall be entitled to shares of Delaware common stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under the MBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Section 762 of the MBCA with respect to Dissenting Shares owned by such Dissenting Shareholder (“Dissenter Rights”). If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Delaware common stock pursuant to Section 4.1 hereof.

ARTICLE V
CONDITIONS

        5.1.    Shareholder Approval of Reincorporation Merger.    The respective obligation of each party hereto to effect the Reincorporation Merger is subject to the receipt by the Company of a written consent of the holders of a majority of the outstanding shares of the common stock approving this Agreement and the transactions contemplated hereby pursuant to the MBCA and the Articles of Incorporation of the Company.

        5.2    Information Statement.  The Company shall have distributed to its shareholders an Information Statement pursuant to Regulation 14C of the Exchange Act advising them of the approval of the Reincorporation Merger by written consent of the holders of a majority of the outstanding shares of common stock and their Dissenter’s Rights.

ARTICLE VI
TERMINATION

        6.1.    Termination.    This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Newco, or any of their respective shareholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

        7.1.    Modification or Amendment.    Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

        7.2.    Counterparts.    This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

        7.3.    Governing Law.    This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

        7.4.    Entire Agreement.    This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

        7.5.    No Third Party Beneficiaries.    This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        7.6.    Severability.    The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        7.7.    Headings.    The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

UHF Incorporated a Michigan corporation

By:	/s/ Omar Cunha
Omar Cunha President

UHF Incorporated a Delaware corporation

By:	/s/ Omar Cunha
Omar Cunha President

ANNEX B

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Profit and Nonprofit Corporations
(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate

1. The present name of the corporation is: UHF Incorporated

2. The identification number assigned by the Bureau is: 106-442

3. Article III of the Articles of Incorporation is hereby amended to read as follows:

“1.   Common shares 50,000,000                         Par Value Per Share   $0.001

Effective as of 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment of Articles of Incorporation (the "Effective Time"), each five common shares of the Corporation issued and outstanding or held as treasury shares at the Effective Time (the "Old Common Shares"), without any action on the part of the holder thereof, shall automatically  be  converted  into one common share,  subject to the special  treatment  described below (the "Reverse  Split").  In  connection  with the Reverse  Split,  there will be special treatment of shareholders  as of the Effective Time holding less than 500  common shares to  prevent  those  stockholders  from holding  less than 100 common shares  after the  Reverse  Split.  The special treatment is being afforded to preserve round lot shareholders (i.e., holders owning at least 100 common shares). Accordingly, shareholders holding less than 500 common shares as of the Effective Time ("Eligible Holders") will receive 100 common shares after the Reverse Split.  No fractional shares will be issued for any fractional share interest created by the Reverse Split.

The Corporation's authorized common shares, each having a par value of $0.001 per share, shall not be changed.  The  Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the common shares issued prior to the  effectiveness of this  Certificate of Amendment which, as a result of the Reverse Split  provided  for  herein,  are no  longer  issued  common shares.

        Preferred shares___________________           Par Value Per Share   $_____

and/or shares without par value as follows:

2.   Common shares _____________________        Stated Value Per Share   $_____
      Preferred shares _____________________        Stated Value Per Share   $_____

3.   A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:”

B-1

COMPLETE ONLY ONE OF THE FOLLOWING:

4. Profit or Nonprofit Corporations: For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the __________________ day of _____________________, __________ , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this __________ day of _____________________, _____________

_______________	__________________
(Signature)	(Signature)

________________	_________________
(Type or Print Name)	(Type or Print Name)

_______________	__________________
(Signature)	(Signature)

________________	_________________
(Type or Print Name)	(Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the
__________________ day of _____________________ , __________ , by the: (check one of the following)

☐	shareholders at a meeting in accordance with Section 611(3) of the Act.

☒
written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐	written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐	board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this _____ day of November, 2011

By _________________________________________
(Signature of an authorized officer or

                                Lawrence Burstein
(Type or Print Name)

B-2

ANNEX C

CERTIFICATE OF INCORPORATION
OF
UHF Incorporated
(A Delaware Corporation)

        I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (the "DGCL"), do execute this Certificate of Incorporation and do hereby certify as follows:

FIRST.	The name of the corporation is UHF Incorporated (the "Corporation").

SECOND.
The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware, 19808. The name of its registered agent at such address is Corporation Service Company

THIRD.	The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH.

        (a)   Authorized Capital. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 51,000,000, of which 50,000,000 shares, par value of $0.001 shall be designated as Common Stock ("Common Stock"), and 1,000,000 shares, par value of $0.001, shall be designated as Preferred Stock ("Preferred Stock").

        (b)   Common Stock.

          (i)  Dividends. Subject to the rights, if any, of the holders of Preferred Stock with respect to the payment of dividends and the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts for the benefit of such holders and subject to any other conditions that may be fixed in or pursuant to the provisions of paragraph (c) of this Article Fourth, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors on the Common Stock out of assets which are legally available therefor. Any such dividends shall be divided among the holders of the Common Stock on a pro rata basis.

         (ii)  Liquidation. In the event of any Liquidation of the Corporation, after payment or provision for payment of the debts and liabilities of the Corporation and after distribution to the holders of Preferred Stock of the amounts fixed in or pursuant to the provisions of paragraph (c) of this Article Fourth, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders. Any such assets shall be divided among the holders of Common Stock on a pro rata basis.

        (iii)  Voting. Except as may otherwise be required by law and subject to the rights of the holders of Preferred Stock fixed in or pursuant to paragraph (c) of this Article Fourth, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on each matter submitted to a vote of the stockholders.

        (c)   Preferred Stock.

          (i)  General. Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have any designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed in any resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter prescribed (a "Preferred Stock Designation").

         (ii)  Authority of Board of Directors; Preferred Stock Designation. Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series, and with respect to each series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(1)   whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(2)   the number of shares to constitute the series and the designations thereof;

(3)   the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

(4)   whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which and the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

(5)   whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the periodic amount thereof, and the terms and provisions relative to the operation thereof;

(6)   the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(7)   the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

(8)   whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

 (9)   any other special rights and protective provisions with respect to any series that the Board of   Directors may deem advisable.

(iii)  Separate Series; Increase or Decrease in Authorized Shares. The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects and in any other manner. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of Preferred Stock not designated for any other series. Unless otherwise provided in the Preferred Stock Designation, the Board of Directors may decrease the number of shares of Preferred Stock designated for any existing series by a resolution subtracting from such series authorized and unissued shares of Preferred Stock designated for such existing series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

(d) General.

          (i)  Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute discretion. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

         (ii)  Subject to the provisions of this Certificate of Incorporation, the Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the capital stock of the Corporation of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument approved by the Board of Directors. The Board of Directors shall be empowered to set the exercise price, duration, times for exercise and other terms of such rights or options.

        (iii)  No stockholder of the Corporation shall by reason of his or her holding shares of any class of capital stock of the Corporation have any preemptive or preferential right to acquire or subscribe for any additional, unissued or treasury shares (whether now or hereafter acquired) of any class of capital stock of the Corporation now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying any right, option or warrant to subscribe for or acquire shares of any class of capital stock of the Corporation now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividends or voting or other rights of that stockholder.

        (iv) Cumulative voting of shares of any capital stock having voting rights shall not be permitted.

FIFTH.	The name and mailing address of the incorporator is Vincent J. McGill, Esq., c/o Eaton & Van Winkle LLP, 3 Park Avenue, 16th floor, New York, New York 10016.

SIXTH.
The Board of Directors is authorized to adopt, amend or repeal bylaws of the Corporation ("Bylaws"), provided that the power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Bylaws adopted by the holders of Common Stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of Common Stock.

SEVENTH.	Elections of directors need not be by written ballot except and to the extent provided in the Bylaws.

EIGHTH.

        (a)   The number of directors of the Corporation shall be not be less than three, the exact number of which and the method by which the directors shall be elected shall be as set forth in the Bylaws.

        (b)   Any vacancies on the Board of Directors shall be filled by the holders of Common Stock or by directors elected by the holders of Common Stock in the manner provided for in the Bylaws.

         (c)   Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the outstanding shares of the Common Stock.

NINTH.
A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended. If the DGCL is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any amendment, modification or repeal of this Article Ninth shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation that exists at the time of such amendment, modification or repeal.

TENTH.
The Corporation shall indemnify and hold harmless, including the advancement of expenses, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, and in accordance with the Bylaws, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (a "Covered Person") (including the heirs, executors, administrators and estate of such Covered Person), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Tenth with respect to the indemnification and advancement of expenses of directors and officers of the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article Tenth. No amendment or repeal of this Article Tenth shall adversely affect any right or protection existing hereunder or pursuant hereto immediately prior to such amendment or repeal.

     IN WITNESS WHEREOF, I have signed this Certificate of Incorporation this __ day of November, 2011.

/s/ Vincent J. McGill
Vincent J. McGill Incorporator

ANNEX D

BYLAWS
OF
UHF INCORPORATED
(A Delaware Corporation)

ARTICLE I
STOCKHOLDERS

        Section 1.1.    Annual Meetings.    If required by applicable law, an annual meeting of the holders of Common Stock shall be held each year during the month of May or such other month as may be designated by the board of directors (the "Board of Directors") on such date and at such time and place, if any, either within or outside the State of Delaware, as may be designated by the Board of Directors from time to time. At such meeting, the holders of the Common Stock shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting. Holders of non-voting stock may be invited, and to the extent there is a matter on which such holders are entitled to vote, such holders shall be invited to attend the annual meeting, but shall not vote except with respect to matters on which their vote is required by the General Corporation Law of the State of Delaware, as it may be amended (the "DGCL") or the certificate of incorporation of the Corporation, as it may be amended (the "Certificate of Incorporation").

        Section 1.2.    Special Meetings.

        1.2.1.   Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, to be held at such date, time and place, if any, either within or outside the State of Delaware as may be determined by such person or persons calling the meeting and stated in the notice of the meeting. A special meeting shall be called by the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than twenty percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

        1.2.2.   Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of such meeting.

        Section 1.3.    Notice of Meetings.    Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

        Section 1.4.    Adjournments.    Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 1.5.    Quorum.    At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present. For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

        Section 1.6.    Organization.

        1.6.1.   The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board of Directors, or in the absence of the Chairman, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

        1.6.2.   The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman.

        1.6.3.   If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

        1.6.4.   The chairman may ask or require that anyone who is not a bona fide stockholder or proxyholder leave the meeting.

        Section 1.7.    Inspectors.    Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director's or officer's election to any position with the Corporation or on any other matter in which such officer or director may be directly interested. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

        Section 1.8.    Voting; Proxies; Nominations; Stockholder Proposals.

        1.8.1.   Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the Certificate of Incorporation or these Bylaws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

        1.8.2.   The voting rights of shares of Common Stock shall only be as required by applicable law or the Certificate of Incorporation.

        1.8.3.   Nomination of persons to stand for election to the Board of Directors at any annual or special stockholders meeting may be made by the holders of the Corporation's Common Stock only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not later than 30 days prior to the meeting.

        1.8.4.   At any meeting of stockholders, a resolution or motion shall be considered for vote only if the proposal is brought properly before the meeting, which shall be determined by the chairman of the meeting in accordance with the following provisions:

        1.8.4.1   Notice required by these Bylaws and by all applicable federal or state statutes or regulations shall have been given to, or waived by, all stockholders entitled to vote on such proposal. In the event notice periods of different lengths apply to the same proposed action under different laws or regulations, appropriate notice shall be deemed given if there is compliance with the greater of all applicable notice requirements.

        1.8.4.2   Proposals may be made by the Board of Directors as to matters affecting holders of any class of stock issued by the Corporation. Proposals may also be made by the holders of shares of Common Stock.

        1.8.4.3   Any proposal made by the Board of Directors or the holders of shares of Common Stock may be made at any time prior to or at the meeting if only the holders of Common Stock are entitled to vote thereon.

        1.8.4.4   Holders of Common Stock may only make a proposal with respect to which such holders are entitled to vote. Any proposal on which holders of Common Stock are entitled to vote and concerning which proxies may be solicited by the proponent or by management shall be filed with the Secretary by such dates as may be required by the federal securities proxy rules promulgated by the Securities and Exchange Commission.

        1.8.4.5   Any stockholder who gives notice of any stockholder proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any financial interest of such stockholder in the proposal (other than as a stockholder).

        Section 1.9.    Fixing Date for Determination of Stockholders of Record.

        1.9.1.   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        1.9.2.   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

        1.9.3.   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 1.10.    List of Stockholders Entitled to Vote.    The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law (a) the stock ledger shall be the only evidence as to who are the stockholders entitled by this Section 1.10 to examine the list of stockholders required by this Section 1.10 or to vote in person or by proxy at any meeting of stockholders and (b) failure to prepare or make available the list of stockholders shall not affect the validity of actions taken at the meeting.

        Section 1.11.    Consent of Stockholders in Lieu of Meeting.    Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective unless, within sixty days of the earliest dated consent delivered to the Corporation in the manner provided by the previous sentence, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner provided by the previous sentence. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

        Section 1.12.    Meeting by Remote Communication.    If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II
BOARD OF DIRECTORS

        Section 2.1.    Powers; Number; Qualifications.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The Board of Directors shall consist of not less than three members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

        Section 2.2.    Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.

        2.2.1.      Election; Term of Office.    The Board of Directors shall be elected at each annual meeting of stockholders by the holders of the Common Stock. Each director shall hold office until his or her successor is elected and qualified or until his or her death, earlier resignation, removal or disqualification.

        2.2.2.    Resignation.    Any director may resign at any time upon notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective.

        2.2.3.    Removal.    Any director or the entire Board of Directors may be removed, with or without cause, by holders of a majority of the voting power of the outstanding shares of the Common Stock. A vacancy on the Board of Directors caused by any such removal may be filled by a majority of the remaining directors at any time before the end of the unexpired term.

        2.2.4.    Newly Created Directorships; Vacancies.    Unless otherwise provided in the Certificate of Incorporation or these Bylaws, newly created directorships resulting from any increase in the authorized number of directors between annual meetings shall be filled by the vote of the holders of the Common Stock and the director or directors filling a newly created directorship or directorships shall hold office until the next annual meeting of stockholders and until his or their successor or successors have been elected and qualified. A vacancy occurring in the Board of Directors that is not required by these Bylaws to be filled by the holders of Common Stock shall be filled by the affirmative vote of a majority of the remaining members of the Board of Directors even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office

        Section 2.3.    Annual and Regular Meetings.    The Board of Directors shall hold its annual meeting without notice on the same day and the same place as, but just following, the annual meeting of the holders of Common Stock, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

        Section 2.4.    Special Meetings; Notice.

        2.4.1.   Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board of Directors or by at least two members of the Board of Directors at such time and place as specified in the notice.

        2.4.2.   Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least 24 hours prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, telegraph, teletype, electronically transmitted facsimile, or other means of wire or electronic transmission; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; or (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed.

        Section 2.5.    Participation in Meetings by Conference Telephone Permitted.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, directors or members of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

        Section 2.6.    Quorum; Vote Required for Action.    At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

        Section 2.7.    Organization.    The Board of Directors shall elect a Chairman of the Board of Directors from among its members. If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman's absence and such other duties as the Board of Directors may assign. The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

        Section 2.8.    Action by Directors Without a Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 2.9.    Compensation of Directors.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefore.

ARTICLE III
COMMITTEES

        Section 3.1.    Committees.    The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

        Section 3.2.    Committee Rules.    Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation's records.

ARTICLE IV
OFFICERS

        Section 4.1.    Officers; Election.    The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a President, a Secretary and a Treasurer, and elect from among its members a Chairman. The Board of Directors may also appoint one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws provide otherwise. Each officer shall be a natural person who is eighteen years of age or older.

        Section 4.2.    Term of Office; Resignation; Removal; Vacancies.    Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next annual meeting of the Board of Directors at which his or her successor is appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the appointment of an officer shall not of itself create contractual rights. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer's predecessor, or until such officer's earlier death, resignation or removal.

        Section 4.3.    Temporary Delegation of Duties.    In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

        Section 4.4.    Chairman.    The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

        Section 4.5.    Chief Executive Officer.    The Chief Executive Officer (the "CEO"), if one is appointed by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board of Directors and these Bylaws.

        Section 4.6.    President.    If there is no separate CEO, the President shall be the CEO of the Corporation; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

        Section 4.7.    Vice Presidents.    The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

        Section 4.8.    Secretary.    The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

        Section 4.9.    Treasurer.    The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the CEO, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the annual meeting of the stockholders, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

        Section 4.10.    Assistant Secretaries and Assistant Treasurers.    The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the CEO or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

        Section 4.11.    Other Officers.    The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.

        Section 4.12.    Compensation.    The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE V
STOCK

        Section 5.1.    Stock Certificates and Uncertificated Shares.    The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. Any and all the signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 5.2.    Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.    The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

        Section 5.3.    Transfer of Stock.    Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation's transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by the DGCL. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation's transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share. The Board of Directors also may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

        Section 5.4.    Preferred Stock.    Shares of preferred stock shall be issued by the Corporation only after filing a Preferred Stock Designation described in paragraph (c) of the Fourth Article of the Corporation's Certificate of Incorporation with the Delaware Secretary of State and satisfying all other requirements of the Certificate of Incorporation and the DGCL with respect thereto.

        Section 5.5.    Holders of Record.    The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be allowed by these Bylaws or required by the laws of Delaware.

ARTICLE VI
EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

        Section 6.1.    Execution of Instruments.    Except as otherwise provided by the Board of Directors, the Chairman, the CEO, the President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

        Section 6.2.    Checks and Endorsements.    All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

        Section 6.3.    Deposits.    All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation's credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

        Section 6.4.    Voting of Securities and Other Entities.    Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

ARTICLE VII
DIVIDENDS AND OTHER DISTRIBUTIONS

        Section 7.1.    Dividends and Other Distributions.    Subject to the provisions of the DGCL, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

ARTICLE VIII
MISCELLANEOUS

        Section 8.1.    Fiscal Year.    The fiscal year of the Corporation shall be determined by the Board of Directors.

        Section 8.2.    Seal.    The Corporation may have a corporate seal and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

        Section 8.3.    Waiver of Notice of Meetings of Stockholders, Directors and Committees.    Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

        Section 8.4.    Indemnification of Directors and Officers.

        8.4.1.    Directors and Officers.    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (a "Covered Person"), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.

        8.4.2.    Prepayment of Expenses.    The Corporation shall to the fullest extent not prohibited by applicable law promptly pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such Covered Person to repay all amounts advanced if it should be ultimately determined that such Covered Person is not entitled to be indemnified under this Section 8.4 or otherwise.

        8.4.3.    Nonexclusivity of Rights.    The rights conferred on any Covered Person by this Section 8.4 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

        8.4.4.    Other Sources.    The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

        8.4.5.    Amendment or Repeal.    Any repeal or modification of the foregoing provisions of this Section 8.4 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

        8.4.6.    Other Indemnification and Prepayment of Expenses.    This Section 8.4 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify persons other than Covered Persons and to advance expenses to such other persons when and as authorized by appropriate corporate action.

        8.4.7.    Insurance.    The Corporation may purchase and maintain insurance on behalf of any person that the Corporation is permitted to indemnify in accordance with these Bylaws against any liability asserted against any such person and incurred by such person whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity interest through stock ownership or otherwise.

        8.4.8.    Selection of Counsel.    Notwithstanding any other provision of this Section 8.4, the Corporation may condition the right to indemnification of, and the advancement of expenses to, a Covered Person on its right to select legal counsel representing such Covered Person on the terms of this Subsection 8.4.8. The Corporation shall have the right to select counsel for any Covered Person in any legal action that may give rise to indemnification under this Section 8.4 provided that: (a) the Corporation consults with the Covered Person seeking indemnification with respect to the selection of competent legal counsel; and (b) the Corporation pays all reasonable fees and costs incurred by the attorney in defending the Covered Person (subject to the Corporation's right to recover such fees and costs if it is determined at the conclusion of the action, suit or proceeding that there is no right of indemnification). Notwithstanding any other provision of this Section 8.4, the Corporation shall not be responsible for indemnification of, or the advancement of expenses to, any Covered Person who declines to use counsel reasonably selected by the Corporation as provided in this Subsection 8.4.8. Counsel shall be deemed to be reasonably selected by the Corporation if such counsel is a competent attorney who can independently represent the Covered Person consistent with the applicable ethical standards of the Code of Professional Responsibility.

        Section 8.5.    Interested Directors; Quorum.    No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if: (1) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

        Section 8.6.    Form of Records.    Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

        Section 8.7.    Record of Stockholders.    The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation's stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

        Section 8.8.    Addresses of Stockholders.    Each stockholder shall furnish to the Secretary of the Corporation or the Corporation's transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder's address last known to the Secretary or transfer agent.

        Section 8.9.    Amendment of Bylaws.    The Board of Directors is authorized to adopt, amend or repeal these Bylaws at any annual meeting of the Board of Directors or any other meeting called for that purpose. The holders of shares of Common Stock entitled to vote also may adopt additional Bylaws and may amend or repeal any Bylaw, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Certificate of Incorporation or an amendment to the Bylaws adopted by the holders of Common Stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of Common Stock.

ANNEX E

MICHIGAN BUSINESS CORPORATION ACT
Sections 761 through 774
Dissenters' Rights

450.1761 Definitions.

Sec. 761.

As used in sections 762 to 774:

(a) “Beneficial shareholder” means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

(b) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving corporation by merger of that issuer.

(c) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 762 and who exercises that right when and in the manner required by sections 764 through 772.

(d) “Fair value”, with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(e) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(f) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(g) “Shareholder” means the record or beneficial shareholder.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1988, Act 58, Eff. Apr. 1, 1988 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989 ;-- Am. 1993, Act 91, Eff. Oct. 1, 1993

Compiler's Notes: Section 2 of Act 58 of 1988 provides: “This amendatory act shall not apply to any domestic corporation before June 1, 1989, unless the corporation's board of directors adopts a resolution, pursuant to this section, electing to have this act apply to the corporation. The resolution shall specify the date after January 1, 1988 and before June 1, 1989 on which this act will apply to the corporation. The resolution shall be filed with the department of commerce, corporation and securities bureau, on or before the date that the act will apply to the corporation.”

450.1762 Right of shareholder to dissent and obtain payment for shares.

Sec. 762.

(1) A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger under section 703a or 736(5) or the articles of incorporation and the shareholder is entitled to vote on the merger, or the corporation is a subsidiary that is merged with its parent under section 711.

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

(c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution but not including a sale pursuant to court order.

(d) Consummation of a plan of conversion to which the corporation is a party as the corporation that is being converted, if the shareholder is entitled to vote on the plan. However, any rights provided under this section are not available if that corporation is converted into a foreign corporation and the shareholder receives shares that have terms as favorable to the shareholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the shareholder before the conversion.

(e) An amendment of the articles of incorporation giving rise to a right to dissent under section 621.

(f) A transaction giving rise to a right to dissent under section 754.

(g) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(2) Unless otherwise provided in the articles of incorporation, bylaws, or a resolution of the board, a shareholder may not dissent from any of the following:

(a) Any corporate action set forth in subsection (1)(a) to (e) as to shares that are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, on the record date fixed to vote  on the corporate action or on the date the resolution of the parent corporation's board is adopted in the case of a merger under section 711 that does not require a shareholder vote under section 713.

(b) A transaction described in subsection (1)(a) in which shareholders receive cash, shares that satisfy the requirements of subdivision (a) on the effective date of the merger, or any combination of cash and those shares.

(c) A transaction described in subsection (1)(b) in which shareholders receive cash, shares that satisfy the requirements of subdivision (a) on the effective date of the share exchange, or any combination of cash and those shares.

(d) A transaction described in subsection (1)(c) that is conducted pursuant to a plan of dissolution providing for distribution of substantially all of the corporation's net assets to shareholders in accordance with their respective interests within 1 year after the date of closing of the transaction, if the transaction is for cash, shares that satisfy the requirements of subdivision (a) on the date of closing, or any combination of cash and those shares.

(e) A transaction described in subsection (1)(d) in which shareholders receive cash, shares that satisfy the requirements of subdivision (a) on the effective date of the conversion, or any combination of cash and those shares.

(3) A shareholder entitled to dissent and obtain payment for his or her shares under subsection (1)(a) to (f) may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(4) A shareholder who exercises his or her right to dissent and seek payment for his or her shares under subsection (1)(g) may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1988, Act 58, Eff. Apr. 1, 1988 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989 ;-- Am. 1997, Act 118, Imd. Eff. Oct. 24, 1997 ;-- Am. 2008, Act 402, Imd. Eff. Jan. 6, 2009

Compiler's Notes: Section 2 of Act 58 of 1988 provides: “This amendatory act shall not apply to any domestic corporation before June 1, 1989, unless the corporation's board of directors adopts a resolution, pursuant to this section, electing to have this act apply to the corporation. The resolution shall specify the date after January 1, 1988 and before June 1, 1989 on which this act will apply to the corporation. The resolution shall be filed with the department of commerce, corporation and securities bureau, on or before the date that the act will apply to the corporation.”

450.1763 Rights of partial dissenter; assertion of dissenters' rights by beneficial shareholder.

Sec. 763.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any 1 person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he or she dissents and his or her other shares were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if all of the following apply:

(a) He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

(b) He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989

450.1764 Corporate action creating dissenters' rights; vote of shareholders; notice.

Sec. 764.

(1) If proposed corporate action creating dissenters' rights under section 762 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this act and shall be accompanied by a copy of sections 761 to 774.

(2) If corporate action creating dissenters' rights under section 762 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 766. A shareholder who consents to the corporate action is not entitled to assert dissenters' rights.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989 ;-- Am. 1993, Act 91, Eff. Oct. 1, 1993

450.1765 Notice of intent to demand payment for shares.

Sec. 765.

(1) If proposed corporate action creating dissenters' rights under section 762 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated and must not vote his or her shares in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment for his or her shares under this act.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989

450.1766 Dissenters' notice; delivery to shareholders; contents.

Sec. 766.

(1) If proposed corporate action creating dissenters' rights under section 762 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 765.

(2) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must provide all of the following:

(a) State where the payment demand must be sent and where and when certificates for shares represented by certificates must be deposited.

(b) Inform holders of shares without certificates to what extent transfer of the shares will be restricted after the payment demand is received.

(c) Supply a form for the payment demand that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether he or she acquired beneficial ownership of the shares before the date.

(d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (1) notice is delivered.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989

450.1767 Duties of shareholder sent dissenter's notice; retention of rights; failure to demand payment or deposit share certificates.

Sec. 767.

(1) A shareholder sent a dissenter's notice described in section 766 must demand payment, certify whether he or she acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 766(2)(c), and deposit his or her certificates in accordance with the terms of the notice.

(2) The shareholder who demands payment and deposits his or her share certificates under subsection (1) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

(3) A shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares under this act.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1985, Act 76, Imd. Eff. July 5, 1985 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989

450.1768 Restriction on transfer of shares without certificates; retention of rights.

Sec. 768.

(1) The corporation may restrict the transfer of shares without certificates from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 770.

(2) The person for whom dissenters' rights are asserted as to shares without certificates retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1985, Act 76, Imd. Eff. July 5, 1985 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989

450.1768a Repealed. 1989, Act 121, Eff. Oct. 1, 1989.

Compiler's Notes: The repealed section pertained to referees.

450.1769 Payment by corporation to dissenter; accompanying documents.

Sec. 769.

(1) Except as provided in section 771, within 7 days after the proposed corporate action is taken or a payment demand is received, whichever occurs later, the corporation shall pay each dissenter who complied with section 767 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

(2) The payment must be accompanied by all of the following:

(a) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and if available the latest interim financial statements.

(b) A statement of the corporation's estimate of the fair value of the shares.

(c) An explanation of how the interest was calculated.

(d) A statement of the dissenter's right to demand payment under section 772.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989 ;-- Am. 1993, Act 91, Eff. Oct. 1, 1993

450.1770 Return of deposited certificates and release of transfer restrictions; effect of corporation taking proposed action.

Sec. 770.

(1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on shares without certificates.

(2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 766 and repeat the payment demand procedure.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989

450.1771 Election to withhold payment from dissenter; offer to pay estimated fair value of shares, plus accrued interest; statements; explanation.

Sec. 771.

(1) A corporation may elect to withhold payment required by section 769 from a dissenter unless he or she was the beneficial owner of the shares before the date set forth in the dissenters' notice pursuant to section 766(2)(c).

(2) To the extent the corporation elects to withhold payment under subsection (1), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who shall agree to accept it in full satisfaction of his or her demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 772.

History: 1972, Act 284, Eff. Jan. 1, 1973 ;-- Am. 1989, Act 121, Eff. Oct. 1, 1989

450.1772 Demand for payment of dissenter's estimate or rejection of corporation's offer and demand for payment of fair value and interest due; waiver.

Sec. 772.

(1) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, less any payment under section 769, or reject the corporation's offer under section 771 and demand payment of the fair value of his or her shares and interest due, if any 1 of the following applies:

(a) The dissenter believes that the amount paid under section 769 or offered under section 771 is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

(b) The corporation fails to make payment under section 769 within 60 days after the date set for demanding payment.

(c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on shares without certificates within 60 days after the date set for demanding payment.

(2) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation of his or her demand in writing under subsection (1) within 30 days after the corporation made or offered payment for his or her shares.

History: Add. 1989, Act 121, Eff. Oct. 1, 1989

450.1773 Petitioning court to determine fair value of shares and accrued interest; failure of corporation to commence proceeding; venue; parties; service; jurisdiction; appraisers; discovery rights; judgment.

Sec. 773.

(1) If a demand for payment under section 772 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2) The corporation shall commence the proceeding in the circuit court of the county in which the corporation's principal place of business or registered office is located. If the corporation is a foreign corporation without a registered office or principal place of business in this state, it shall commence the proceeding in the county in this state where the principal place of business or registered office of the domestic corporation whose shares are to be valued was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or for the fair value, plus accrued interest, of his or her after-acquired shares for which the corporation elected to withhold payment under section 771.

History: Add. 1989, Act 121, Eff. Oct. 1, 1989

450.1773a Referee; appointment; powers; compensation; duties; objections to report; application to court for action; adoption, modification, or recommitment of report; further evidence; judgment; review.

Sec. 773a.

(1) In a proceeding brought pursuant to section 773, the court may, pursuant to the agreement of the parties, appoint a referee selected by the parties and subject to the approval of the court. The referee may conduct proceedings within the state, or outside the state by stipulation of the parties with the referee's consent, and pursuant to the Michigan court rules. The referee shall have powers that include, but are not limited to, the following:

(a) To hear all pretrial motions and submit proposed orders to the court. In ruling on the pretrial motion and proposed orders, the court shall consider only those documents, pleadings, and arguments that were presented to the referee.

(b) To require the production of evidence, including the production of all books, papers, documents, and writings applicable to the proceeding, and to permit entry upon designated land or other property in the possession or control of the corporation.

(c) To rule upon the admissibility of evidence pursuant to the Michigan rules of evidence.

(d) To place witnesses under oath and to examine witnesses.

(e) To provide for the taking of testimony by deposition.

(f) To regulate the course of the proceeding.

(g) To issue subpoenas, when a written request is made by any of the parties, requiring the attendance and testimony of any witness and the production of evidence including books, records, correspondence, and documents in the possession of the witness or under his or her control, at a hearing before the referee or at a deposition convened pursuant to subdivision (e). In case of a refusal to comply with a subpoena, the party on whose behalf the subpoena was issued may file a petition in the court for an order requiring compliance.

(2) The amount and manner of payment of the referee's compensation shall be determined by agreement between the referee and the parties, subject to the court's allocation of compensation between the parties at the end of the proceeding pursuant to equitable principles, notwithstanding section 774.

(3) The referee shall do all of the following:

(a) Make a record and reporter's transcript of the proceeding.

(b) Prepare a report, including proposed findings of fact and conclusions of law, and a recommended judgment.

(c) File the report with the court, together with all original exhibits and the reporter's transcript of the proceeding.

(4) Unless the court provides for a longer period, not more than 45 days after being served with notice of the filing of the report described in subsection (3), any party may serve written objections to the report upon the other party. Application to the court for action upon the report and objections to the report shall be made by motion upon notice. The court, after hearing, may adopt the report, may receive further evidence, may modify the report, or may recommit the report to the referee with instructions. Upon adoption of the report, judgment shall be entered in the same manner as if the action had been tried by the court and shall be subject to review in the same manner as any other judgment of the court.

History: Add. 1989, Act 121, Eff. Oct. 1, 1989

450.1774 Costs of appraisal proceeding.

Sec. 774.

(1) The court in an appraisal proceeding commenced under section 773 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 772.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable in the following manner:

(a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 764 through 772.

(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this act.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees paid out of the amounts awarded the dissenters who were benefited.

History: Add. 1989, Act 121, Eff. Oct. 1, 1989

© 2009 Legislative Council, State of Michigan

Appendix F

UHF Incorporated
c/o Unity Venture Capital Associates Ltd.
 1270 Avenue of the Americas
New York, New York 10020
__________

Demand for Payment of Shares of Common Stock of UHF Incorporated
Pursuant to Section 767of the Michigan Business Corporation Act
In Connection with Reincorporation in Delaware
__________

By written notice in lieu of a meeting of shareholders signed on November __, 2011 (the “Record Date”) by holders of a majority of the outstanding shares of UHF common Stock (the “Shareholder Consent”) in accordance with Michigan law and the Articles of Incorporation of UHF Incorporated, shareholders approved the reincorporation of the corporation in Delaware pursuant to an Agreement and Plan of Merger dated November __, 2011 between UHF Incorporated and its newly formed wholly-owned subsidiary, [Newco], a Delaware corporation and the surviving corporation in the merger. The merger is described in the Information Statement dated November __, 2011 sent to shareholders.

If you did not sign the Shareholder Consent and acquired shares of UHF common stock prior to the Record Date, you may be entitled to receive a cash payment for your shares by exercising dissenter’s appraisal rights under Michigan law. Information concerning dissenter’s appraisal rights is set forth in the Information Statement and the relevant statutory sections of the Michigan Business Corporation Act are annexed as Appendix D to the Information Statement.

This form is being made available to shareholders of UHF Incorporated who wish to exercise their dissenter’s appraisal rights in connection with the reincorporation of the corporation in Delaware. To qualify, you must complete, sign and return this form to us so that we receive it no later than November __, 2011, together with the certificates representing your shares of UHF common stock.
__________

The undersigned by this notice exercises his, her or its right to dissent from the reincorporation of UHF Incorporated in Delaware and demands payment for the shares described below in accordance with the provisions of sections767 of the Michigan Business Corporation Act.

Shares of UHF Common Stock:	________________	_____________
	Number	Certificate No.(s)

Date(s) Beneficial Ownership of Shares Acquired: _________________________

F-1

Name and address of Record Holder:	Name and address of Beneficial Owner(s) (if different):

________________________	____________________________________

________________________	____________________________________

Date: November __, 2011	__________________________________
Signature

__________________________________
Name of Holder

__________________________________
Title or capacity of authorized signatory if holder is not an individual

F-2